Exhibit 10.5

UNITED STATES DISTRICT COURT

DISTRICT OF MINNESOTA

Farnam Street Financial, Inc., a Minnesota corporation,	Case No. ________________

Plaintiff,

vs.	VERIFIED CONFESSION OF JUDGMENT

Safe & Green Holdings Corp., a Delaware corporation, SG Environmental Solutions Corp., a Delaware corporation, and SG Echo, LLC, a Delaware limited liability company,

Defendants.

CONFESSION OF JUDGMENT

In accordance with that certain Settlement Agreement dated July 22, 2024 (the “Agreement”), entered into by and among Farnam Street Financial, Inc. (“Farnam Street”), Safe & Green Holdings Corp. (“S&G”), SG Echo, LLC (“SG Echo”), and SG Environmental Solutions Corp. (“SG Environmental, together with S&G and SG Echo, the “Debtors”), the Debtors hereby execute this verified statement and Confession of Judgment pursuant to Minn. Stat. § 548.22 and all other applicable statutes or regulations, and hereby confesses judgment and authorizes the court administrator or clerk of court for the United States District Court, District of Minnesota to enter judgment in favor of Farnam Street and against S&G, SG Echo, and SG Environmental jointly and severally, in the amount of Two Million Dollars ($2,000,000.00), (“Judgment Amount”). All payments made by the Debtors after the date of the Agreement will reduce the Judgment Amount. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

STATEMENT OF FACTS OUT OF WHICH DEBT AROSE

1. Farnam Street, as lessor, and S&G (formerly known as SG Blocks, Inc.), as lessee, are parties to an equipment lease agreement, identified as Lease Agreement Number SG101321 (the “Lease Agreement”) and Lease Schedule No. 001 (“Schedule 1”).

2. Farnam Street commenced a civil action against S&G in the United States District Court of Minnesota (Case No. 23-CV-3212), (the “Litigation”) based on allegations that S&G breached the Lease Agreement and Schedule 1 by failing to make payments when due. S&G denies the allegations.

3. SG Echo and SG Environmental are using the equipment leased by Farnam Street to S&G.

4. To resolve the claims of Farnam Street against the Debtors, including those asserted in the Litigation, S&G, SG Echo, SG Environmental, and Farnam Street (the “Parties”) entered into the Agreement.

5. The Agreement provides, among other things, that: (i) SG Environmental is required to become the lessee under the Lease, (ii) SG Environmental and Farnam Street enter into a new Lease Schedule 001R (“Schedule 1R”) with a lease commencement date of August 1, 2024 (“Commencement Date”); (iii) S&G and SG Echo will guaranty all obligations of SG Environmental under the Lease Agreement and Schedule 1R (the “Lease”); (iv) SG Environmental will pay a security deposit under Schedule 1R in the amount of $167,056.00 (“Deposit”) on or before August 1, 2024; and (v) SG Environmental will make monthly lease payments in the amount of $65,880.95, plus applicable taxes, when due under the Lease Agreement and Schedule 1R. Failure to pay the Deposit or any monthly lease payment when due under the Lease constitutes a default under the Agreement (“Default”).

6. In the event of any Default under the Agreement, Farnam Street to proceed to enter judgment against the Debtors pursuant to this Confession.

JUDGMENT AMOUNT

7. The Judgment Amount is justly due to Farnam Street from S&G, SG Echo, and SG Environmental under the terms of the Lease. Upon occurrence of a Default under the Agreement, S&G, SG Echo, and SG Environmental each agree that the Judgment Amount may be conclusively established by an affidavit of Farnam Street or its attorney, setting forth: (a) the portion of the Judgment Amount then owing to Farnam Street on this Confession; (b) that the portion of the Judgment Amount is justly due; and (c) that a Default has occurred under the Agreement.

8. If a Default occurs under the terms of the Agreement, S&G, SG Echo, and SG Environmental hereby authorize any attorney designated by Farnam Street to appear in person or by affidavit on behalf of Farnam Street in the United States District Court of Minnesota (“Court”) to confess judgment against S&G, SG Echo, and SG Environmental, jointly and severally, and in favor of Farnam Street for the Judgment Amount, as reduced by any payments made after execution of the Agreement.

9. S&G, SG Echo, and SG Environmental hereby specifically and voluntarily waives any right to notice, hearing, or opportunity to protest which may be required by court rule or statute prior to Farnam Street obtaining entry of judgment pursuant to this Confession; acknowledges that it has read this Confession; and acknowledges that, in reading and signing this Confession, it has been assisted by legal counsel and understands and agrees to each and every provision hereof.

10. S&G, SG Echo, and SG Environmental acknowledge that (i) the Court may exercise personal jurisdiction over it under the terms of the lease documents and this Confession; (ii) venue in the judicial district of the Court is also proper under the terms of the lease documents and this Confession; and (iii) subject matter jurisdiction exists in the Court under 28 U.S.C. § 1332(a) as S&G, SG Echo, and SG Environmental are not citizens of Minnesota and Farnam Street is a citizen of Minnesota.

11. This Confession of Judgment is given pursuant to Minn. Stat. § 548.22.

12. If any provision herein is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Confession shall remain in full force and effect.

13. Farnam Street's failure to enforce this Confession shall not constitute a waiver of its right to do so at any subsequent time.

(verifications and signatures on subsequent pages)

VERIFICATION

I, [NAME], [TITLE] of SG Echo, LLC, being first duly sworn upon oath, do depose and state that I have read the foregoing Verified Confession of Judgment and that the same is true of my own knowledge and that I executed the foregoing Verified Confession of Judgment on behalf of SG Echo, LLC and acknowledge such instrument to be the free act and deed of said limited liability company.

SG Echo, LLC

By:	/s/ Paul M Galvin
Name:	Paul Galvin
Its	Chief Executive Officer

NOTARY:

State of Florida

County of Miami-Dade

This foregoing instrument was acknowledged before me by means of online notarization, this 08/01/2024 by Paul Galvin as CEO of SG. Echo, LLC

/s/ Jose Caraballo
Jose Caraballo
Online Notary

___Personally Known OR __✔__ Produced Identification

Type of Identification Produced DRIVER LICENSE

Notarized remotely online using communication technology via Proof.

VERIFICATION

I, [NAME], [TITLE] of Safe & Green Holding Corp., being first duly sworn upon oath, do depose and state that I have read the foregoing Verified Confession of Judgment and that the same is true of my own knowledge and that I executed the foregoing Verified Confession of Judgment on behalf of Safe & Green Holding Corp. and acknowledge such instrument to be the free act and deed of said corporation.

Safe & Green Holding Corp.

By:	/s/ Paul M Galvin
Name:	Paul Galvin
Its:	Chief Executive Officer

NOTARY:

State of Florida

County of Miami-Dade

This foregoing instrument was acknowledged before me by means of online notarization, this 08/01/2024 by Paul Galvin as CEO of Safe & Green Holding Corp.

/s/ Jose Caraballo
Jose Caraballo
Online Notary

___Personally Known OR __✔__ Produced Identification

Type of Identification Produced DRIVER LICENSE

Notarized remotely online using communication technology via Proof.

VERIFICATION

I, [NAME], [TITLE] of SG Environmental Solutions Corp., being first duly sworn upon oath, do depose and state that I have read the foregoing Verified Confession of Judgment and that the same is true of my own knowledge and that I executed the foregoing Verified Confession of Judgment on behalf of SG Environmental Solutions Corp. and acknowledge such instrument to be the free act and deed of said corporation.

SG Environmental Solutions Corp.

By:	/s/ Paul M Galvin
Name:	Paul Galvin
Its:	Chief Executive Officer

NOTARY:

State of Florida

County of Miami-Dade

This foregoing instrument was acknowledged before me by means of online notarization, this 08/01/2024 by Paul Galvin as CEO of SG Environmental Solutions Corp.

/s/ Jose Caraballo
Jose Caraballo
Online Notary

___Personally Known OR __✔__ Produced Identification

Type of Identification Produced DRIVER LICENSE

Notarized remotely online using communication technology via Proof.